STADION INVESTMENT TRUST

Stadion Managed Portfolio Class A Shares (ETFFX) Class C Shares (ETFYX) Class I Shares (ETFVX)	Stadion Olympus Fund™ Class A Shares (STOAX) Class C Shares (STOGX) Class I Shares (STOIX)	Stadion Trilogy Fund™ Class A Shares (STTGX) Class C Shares (STTCX) Class I Shares (STTIX)
Stadion Core Advantage Portfolio Class A Shares (ETFRX) Class C Shares (ETFZX) Class I Shares (ETFWX)	Stadion Tactical Income Fund Class A Shares (TACFX) Class C Shares (TACCX)* Class I Shares (TACSX)	stadion market opportunity fund Class A Shares (ETFAX) Class C Shares (ETFCX) Class I Shares (ETFOX)

* As of the date of this Supplement Class C Shares of the Stadion Tactical Income Fund have not commenced operations.

SUPPLEMENT

Dated April 22, 2013

This Supplement updates the following, as described below:

•
the Statement of Additional Information, dated October 1, 2012, as amended December 30, 2012 and supplemented on February 5, 2013 and April 1, 2013, for the Stadion Managed Portfolio, Stadion Core Advantage Portfolio, Stadion Olympus Fund™, Stadion Trilogy Fund™ and Stadion Tactical Income Fund (the “Combined SAI”); and

•	the Statement of Additional Information, dated April 1, 2013, for the Stadion Market Opportunity Fund (the “Stadion Market Opportunity SAI”).

Each of the foregoing funds is a series of the Stadion Investment Trust.  Please keep this Supplement for future reference.

Updated Information Regarding Class C Shares

The section entitled “CDSC – Class  Shares” on page 30 of the Combined SAI and page 26 of the Stadion Market Opportunity SAI is deleted and replaced in its entirety with the following:

CDSC – Class C Shares.  As described in the Prospectus, the Advisor may pay broker-dealers a sales commission of 1.00% of the purchase price of your investment in connection with your purchase.  After paying this commission, the Advisor will be entitled to receive 12b-1 fees for the first 12 months following your purchase, to permit the Advisor to recoup the amount paid as a commission.   If you redeem your shares within these first 12 months, you will be assessed a 1.00% CDSC, all or a portion of which may be paid to reimburse the Advisor for any commissions not yet recouped at the time of your redemption.